UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/29/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Shares	Value

Common Stocks—58.5%

Consumer Discretionary—10.0%

Auto Components—0.8%

Bridgestone Corp.	88,500	$3,217,328

Continental AG	15,092	3,151,705

Delphi Automotive plc	12,930	839,674

Johnson Controls, Inc.	31,770	1,139,590

Lear Corp.	5,350	555,491

Valeo SA	19,259	2,500,661

		11,404,449

Automobiles—0.5%

Astra International Tbk PT	1,122,500	531,990

Bayerische Motoren Werke AG	15,174	1,259,921

Ford Motor Co.	38,140	455,392

Hero MotoCorp Ltd.	46,796	1,773,804

Suzuki Motor Corp.	31,300	960,821

Tata Motors Ltd., ADR[1]	66,090	1,650,928

		6,632,856

Diversified Consumer Services—0.2%

Dignity plc	44,341	1,490,512

Estacio Participacoes SA	91,700	268,465

Kroton Educacional SA	175,654	373,284

New Oriental Education & Technology Group, Inc., Sponsored ADR	27,740	871,313

Service Corp. International	11,900	287,861

		3,291,435

Hotels, Restaurants & Leisure—1.7%

Accor SA	44,480	1,708,810

Carnival Corp.	114,770	5,523,880

China Lodging Group Ltd., ADR	5,881	163,198

Crown Resorts Ltd.	202,300	1,773,592

Domino’s Pizza Group plc	153,220	2,152,822

Genting Bhd	437,700	832,326

Genting Malaysia Bhd	235,900	254,907

Homeinns Hotel Group, ADR[1]	13,370	453,912

International Game Technology plc	55,914	809,076

Jollibee Foods Corp.	92,130	398,018

Las Vegas Sands Corp.	10,500	473,550

McDonald’s Corp.	41,830	5,177,717

Melco Crown Entertainment Ltd., ADR	38,080	580,339

Revel Entertainment, Inc.[1]	5,092	—

Sands China Ltd.	152,400	533,685

Starbucks Corp.	19,160	1,164,353

William Hill plc	417,579	2,322,538

Yum! Brands, Inc.	15,030	1,087,721

		25,410,444

Household Durables—0.5%

Lennar Corp., Cl. A	15,200	640,680

SEB SA	21,300	2,080,806

Sony Corp.	136,800	3,273,142

1   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Durables (Continued)

Taylor Wimpey plc	272,300	$750,355

Whirlpool Corp.	2,980	400,482

		7,145,465

Internet & Catalog Retail—1.0%

Amazon.com, Inc.[1]	8,776	5,151,512

Ctrip.com International Ltd., ADR[1]	31,440	1,341,859

JD.com, Inc., ADR[1]	178,716	4,651,977

Netflix, Inc.[1]	6,990	641,962

Rakuten, Inc.	227,500	2,343,628

TripAdvisor, Inc.[1]	10,410	694,972

		14,825,910

Leisure Products—0.1%

Hasbro, Inc.	13,760	1,022,093

Nintendo Co. Ltd.	3,100	436,617

		1,458,710

Media—1.7%

CBS Corp., Cl. B	18,480	877,800

Cinemark Holdings, Inc.	18,300	539,667

Comcast Corp., Cl. A	78,380	4,366,550

DISH Network Corp., Cl. A1	15,840	764,597

Grupo Televisa SAB, Sponsored ADR	74,300	1,967,464

ProSiebenSat.1 Media SE	44,846	2,232,443

SES SA	52,710	1,381,246

SKY Perfect JSAT Holdings, Inc.	225,900	1,280,446

Sky plc	250,902	3,888,608

Walt Disney Co. (The)	54,456	5,217,974

Zee Entertainment Enterprises Ltd.	395,749	2,457,003

		24,973,798

Multiline Retail—0.4%

Dollarama, Inc.	55,182	2,960,976

Hudson’s Bay Co.	128,382	1,585,415

Kohl’s Corp.	5,060	251,735

Macy’s, Inc.	5,390	217,810

Nordstrom, Inc.	4,340	213,094

		5,229,030

Specialty Retail—1.1%

AutoZone, Inc.[1]	2,720	2,087,301

Bed Bath & Beyond, Inc.[1]	4,300	185,631

CarMax, Inc.[1]	11,650	514,697

Dufry AG1	7,547	816,917

Foot Locker, Inc.	8,250	557,370

Home Depot, Inc. (The)	31,180	3,921,197

Industria de Diseno Textil SA	151,302	4,964,154

Signet Jewelers Ltd.	1,870	216,920

Tiffany & Co.	28,020	1,788,797

TJX Cos., Inc. (The)	17,406	1,240,003

2   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Specialty Retail (Continued)

Williams-Sonoma, Inc.	3,830	$197,858

		16,490,845

Textiles, Apparel & Luxury Goods—2.0%

adidas AG	47,181	4,859,355

Brunello Cucinelli SpA	31,293	524,518

Burberry Group plc	197,058	3,361,446

Christian Dior SE	8,160	1,381,905

Cie Financiere Richemont SA	26,203	1,702,379

Hermes International	5,041	1,716,316

Kering	29,298	4,962,306

LVMH Moet Hennessy Louis Vuitton SE	35,900	5,787,204

NIKE, Inc., Cl. B	26,496	1,643,017

Prada SpA	256,000	762,946

Swatch Group AG (The)	4,263	1,459,769

Tod’s SpA	10,162	801,395

VF Corp.	2,700	169,020

		29,131,576

Consumer Staples—6.5%

Beverages—1.5%

Anadolu Efes Biracilik Ve Malt Sanayii AS	44,650	277,235

Coca-Cola Co. (The)	27,790	1,192,747

Coca-Cola Enterprises, Inc.	27,600	1,281,192

Constellation Brands, Inc., Cl. A	9,260	1,411,965

Diageo plc	83,081	2,236,620

Dr Pepper Snapple Group, Inc.	1,590	149,206

Fomento Economico Mexicano SAB de CV	67,070	636,024

Fomento Economico Mexicano SAB de CV, ADR	10,866	1,030,314

Heineken NV	31,763	2,762,075

Nigerian Breweries plc	390,659	196,051

PepsiCo, Inc.	59,210	5,879,553

Pernod Ricard SA	35,630	4,181,172

SABMiller plc	10,100	602,528

Tsingtao Brewery Co. Ltd., Cl. H	42,000	149,669

		21,986,351

Food & Staples Retailing—0.9%

Almacenes Exito SA	31,185	129,585

Almacenes Exito SA, GDR[2]	22,400	93,838

BIM Birlesik Magazalar AS	18,892	319,811

Costco Wholesale Corp.	15,685	2,370,317

CP ALL PCL	1,845,500	2,118,726

CVS Health Corp.	15,190	1,467,202

Kroger Co. (The)	32,150	1,247,742

Magnit PJSC	11,897	1,827,881

Spar Group Ltd. (The)	120,887	1,400,927

Walgreens Boots Alliance, Inc.	15,460	1,232,471

Wal-Mart de Mexico SAB de CV	120,830	303,312

Wal-Mart Stores, Inc.	7,300	484,428

		12,996,240

3   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products—2.3%

Aryzta AG1	41,397	$1,892,835

Barry Callebaut AG1	1,540	1,761,334

Danone SA	72,785	5,019,815

Hormel Foods Corp.	3,730	299,929

Kraft Heinz Co. (The)	51,000	3,981,060

Mondelez International, Inc., Cl. A	148,930	6,418,883

Nestle SA	91,731	6,756,578

Saputo, Inc.	80,058	1,965,876

Tingyi Cayman Islands Holding Corp.	388,000	446,378

Unilever plc	123,120	5,418,732

Want Want China Holdings Ltd.	601,000	397,021

		34,358,441

Household Products—0.6%

Colgate-Palmolive Co.	64,110	4,329,348

Henkel AG & Co. KGaA	14,020	1,290,211

Procter & Gamble Co. (The)	18,550	1,515,350

Reckitt Benckiser Group plc	25,176	2,246,424

		9,381,333

Personal Products—0.1%

Shiseido Co. Ltd.	76,200	1,433,994

Tobacco—1.1%

Japan Tobacco, Inc.	109,000	4,258,891

KT&G Corp.	20,469	1,769,958

Philip Morris International, Inc.	64,600	5,814,646

Reynolds American, Inc.	14,368	717,682

Swedish Match AB	92,119	3,275,833

		15,837,010

Energy—2.0%

Energy Equipment & Services—0.3%

Halliburton Co.	2,582	82,082

Schlumberger Ltd.	14,046	1,015,104

Technip SA	56,660	2,657,672

		3,754,858

Oil, Gas & Consumable Fuels—1.7%

Anadarko Petroleum Corp.	30,466	1,190,916

Apache Corp.	30,058	1,278,667

BP plc, Sponsored ADR	35,562	1,151,142

Chesapeake Energy Corp.	79,068	268,041

Chevron Corp.	46,456	4,017,050

ConocoPhillips	27,855	1,088,573

Continental Resources, Inc.[1]	6,691	141,247

Enbridge, Inc.	27,235	942,331

EOG Resources, Inc.	12,350	877,097

HollyFrontier Corp.	28,033	980,314

Koninklijke Vopak NV	41,789	1,817,780

Magellan Midstream Partners LP3	27,180	1,745,771

Newfield Exploration Co.[1]	8,454	245,758

4   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Noble Energy, Inc.	56,780	$1,837,969

Novatek OAO, Sponsored GDR	14,100	1,228,395

Phillips 66	9,791	784,749

Pioneer Natural Resources Co.	1,681	208,360

Repsol SA	83,524	869,865

Suncor Energy, Inc.	191,030	4,498,756

		25,172,781

Financials—8.1%

Capital Markets—1.5%

Bank of New York Mellon Corp. (The)	78,620	2,847,616

Charles Schwab Corp. (The)	52,240	1,333,687

Credit Suisse Group AG1	102,145	1,803,179

Deutsche Bank AG	67,245	1,189,512

Goldman Sachs Group, Inc. (The)	21,800	3,522,008

ICAP plc	342,161	2,365,969

Morgan Stanley	44,070	1,140,532

Nomura Holdings, Inc.	153,700	840,025

T. Rowe Price Group, Inc.	7,070	501,616

Tullett Prebon plc	113,340	543,267

UBS Group AG	392,761	6,484,798

		22,572,209

Commercial Banks—2.3%

Banca Monte dei Paschi di Siena SpA[1]	485,995	351,829

Banco Bilbao Vizcaya Argentaria SA	202,005	1,306,667

Bank of America Corp.	89,370	1,263,692

Bank Pekao SA	4,383	147,460

BNP Paribas SA	13,920	661,588

Citigroup, Inc.[4]	246,570	10,498,950

Commercial International Bank Egypt SAE	70,962	284,571

Grupo Aval Acciones y Valores SA, ADR	68,510	449,426

Grupo Financiero Banorte SAB de CV	145,982	760,585

Grupo Financiero Inbursa SAB de CV	289,790	467,652

Guaranty Trust Bank plc	587,017	49,913

ICICI Bank Ltd., Sponsored ADR	500,332	3,327,208

Intesa Sanpaolo SpA, Sponsored ADR	31,950	544,108

JPMorgan Chase & Co.	80,810	4,808,195

Kotak Mahindra Bank Ltd.[1]	212	2,135

Kotak Mahindra Bank Ltd.	18,795	190,513

Lloyds Banking Group plc	1,400,570	1,313,761

M&T Bank Corp.	13,950	1,537,011

Sberbank of Russia PJSC, ADR	110,820	612,990

Societe Generale SA	37,360	1,429,453

Sumitomo Mitsui Financial Group, Inc.	52,700	1,769,808

SunTrust Banks, Inc.	25,670	939,009

SVB Financial Group[1]	4,500	455,940

Zenith Bank plc	2,543,620	160,485

		33,332,949

Consumer Finance—0.4%

Ally Financial, Inc.[1]	138,520	2,195,542

5   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Consumer Finance (Continued)

Discover Financial Services	40,640	$1,860,905

Synchrony Financial[1]	52,990	1,505,976

		5,562,423

Diversified Financial Services—1.4%

Berkshire Hathaway, Inc., Cl. B1	32,810	4,257,754

BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	188,600	483,783

CME Group, Inc., Cl. A	58,980	5,299,353

Grupo de Inversiones Suramericana SA	35,201	383,913

Hong Kong Exchanges & Clearing Ltd.	29,287	651,480

ING Groep NV	62,962	726,784

Intercontinental Exchange, Inc.	1,140	300,732

Investment AB Kinnevik, Cl. B	44,966	1,164,288

McGraw Hill Financial, Inc.	81,040	6,890,021

		20,158,108

Insurance—1.5%

AIA Group Ltd.	187,200	1,048,781

Allianz SE	19,017	3,069,344

American International Group, Inc.	43,050	2,431,464

Aon plc	11,680	1,025,854

China Pacific Insurance Group Co. Ltd., Cl. H	127,200	446,192

Dai-ichi Life Insurance Co. Ltd. (The)	155,800	2,151,597

FNF Group	40,880	1,323,694

Genworth Financial, Inc., Cl. A1	231,010	642,208

Marsh & McLennan Cos., Inc.	44,760	2,387,051

Old Mutual plc	280,052	680,830

People’s Insurance Co. Group of China Ltd. (The), Cl. H	16,000	6,455

PICC Property & Casualty Co. Ltd., Cl. H	178,000	306,027

Ping An Insurance Group Co. of China Ltd., Cl. H	294,500	1,348,163

Progressive Corp. (The)	35,520	1,110,000

Prudential plc	225,469	4,431,886

Sul America SA	54,560	246,487

		22,656,033

Real Estate Investment Trusts (REITs)—0.3%

Crown Castle International Corp.	2,070	178,434

Digital Realty Trust, Inc.	2,210	176,977

Equity Residential	10,270	791,714

Public Storage	3,880	983,813

Simon Property Group, Inc.	12,990	2,419,777

		4,550,715

Real Estate Management & Development—0.5%

Deutsche Wohnen AG1	68,970	1,755,807

DLF Ltd.	1,311,407	1,888,018

Global Logistic Properties Ltd.	221,000	265,280

Hang Lung Group Ltd.	78,500	217,256

Hang Lung Properties Ltd.	246,570	456,061

SM Prime Holdings, Inc.	1,361,103	608,808

SOHO China Ltd.	383,500	179,397

Vonovia SE	86,854	2,640,304

6   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Management & Development (Continued)

Wallace Theater Holdings, Inc.[1,5]	430	$4

		8,010,935

Thrifts & Mortgage Finance—0.2%

Housing Development Finance Corp. Ltd.	144,194	2,518,138

Health Care—6.9%

Biotechnology—1.8%

ACADIA Pharmaceuticals, Inc.[1]	42,380	876,842

Amgen, Inc.	3,920	598,701

Biogen, Inc.[1]	16,480	4,500,029

BioMarin Pharmaceutical, Inc.[1]	14,440	1,068,849

Bluebird Bio, Inc.[1]	13,100	541,816

Celgene Corp.[1]	4,766	478,125

Celldex Therapeutics, Inc.[1]	89,290	741,107

Circassia Pharmaceuticals plc[1]	314,724	1,307,541

Clovis Oncology, Inc.[1]	12,510	261,709

CSL Ltd.	30,900	2,300,686

Gilead Sciences, Inc.	107,120	8,890,960

Grifols SA	103,752	2,174,647

Ionis Pharmaceuticals, Inc.[1]	14,260	555,142

MacroGenics, Inc.[1]	28,810	579,945

Sage Therapeutics, Inc.[1]	6,020	202,152

Vertex Pharmaceuticals, Inc.[1]	10,525	955,144

		26,033,395

Health Care Equipment & Supplies—0.8%

Boston Scientific Corp.[1]	133,870	2,346,741

Coloplast AS, Cl. B	25,293	2,084,327

Essilor International SA	12,660	1,573,120

Hologic, Inc.[1]	2,630	89,262

Medtronic plc	990	75,161

Sonova Holding AG	13,622	1,635,194

St. Jude Medical, Inc.	18,510	978,439

William Demant Holding AS1	15,104	1,337,573

Zimmer Biomet Holdings, Inc.	19,380	1,923,659

		12,043,476

Health Care Providers & Services—1.5%

Aetna, Inc.	41,830	4,259,967

Anthem, Inc.	21,960	2,865,560

Apollo Hospitals Enterprise Ltd.	24,051	525,783

Cardinal Health, Inc.	18,660	1,518,364

Cigna Corp.	3,320	443,552

Diagnosticos da America SA	127,900	332,557

Express Scripts Holding Co.[1]	46,880	3,369,266

HCA Holdings, Inc.[1]	4,090	284,582

Humana, Inc.	950	154,651

McKesson Corp.	9,520	1,532,530

Sinopharm Group Co. Ltd., Cl. H	222,600	778,939

Sonic Healthcare Ltd.	78,789	1,031,872

7   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services (Continued)

UnitedHealth Group, Inc.	48,540	$5,589,866

		22,687,489

Life Sciences Tools & Services—0.2%

Lonza Group AG1	11,196	1,714,799

Quintiles Transnational Holdings, Inc.[1]	5,570	338,823

Thermo Fisher Scientific, Inc.	4,600	607,476

		2,661,098

Pharmaceuticals—2.6%

Allergan plc[1]	14,440	4,107,169

Bayer AG	21,647	2,428,295

Bristol-Myers Squibb Co.	56,281	3,498,427

Cipla Ltd.	27,352	239,244

Dr. Reddy’s Laboratories Ltd.	14,437	656,566

Eli Lilly & Co.	15,360	1,214,976

Galenica AG	1,323	1,845,897

Glenmark Pharmaceuticals Ltd.	12,818	148,501

Johnson & Johnson	42,980	4,488,831

Lupin Ltd.	6,478	163,903

Merck & Co., Inc.	53,770	2,724,526

Mylan NV1	42,460	2,237,217

Novo Nordisk AS, Cl. B	55,364	3,091,731

Perrigo Co. plc	1,650	238,557

Pfizer, Inc.	72,360	2,206,256

Roche Holding AG	16,065	4,179,483

Shire plc	17,300	970,360

Sun Pharmaceutical Industries Ltd.	30,058	391,819

Teva Pharmaceutical Industries Ltd., Sponsored ADR	37,610	2,312,263

Theravance Biopharma, Inc.[1]	10,912	179,175

Valeant Pharmaceuticals International, Inc.[1]	9,076	818,837

		38,142,033

Industrials—7.9%

Aerospace & Defense—1.4%

Airbus Group SE	147,470	9,275,555

Embraer SA	136,000	977,889

Embraer SA, Sponsored ADR	76,560	2,203,397

Lockheed Martin Corp.	13,980	2,949,780

Rolls-Royce Holdings plc[1]	330,762	2,640,331

TransDigm Group, Inc.[1]	3,390	761,835

United Technologies Corp.	17,680	1,550,359

		20,359,146

Air Freight & Couriers—0.5%

FedEx Corp.	6,210	825,185

Royal Mail plc	632,180	4,158,229

United Parcel Service, Inc., Cl. B	24,570	2,289,924

		7,273,338

Airlines—0.3%

Delta Air Lines, Inc.	11,430	506,235

8   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Airlines (Continued)

Japan Airlines Co. Ltd.	88,200	$3,301,071

		3,807,306

Building Products—0.3%

A.O. Smith Corp.	4,720	329,692

Allegion plc	6,390	386,979

Assa Abloy AB, Cl. B	150,974	3,195,026

		3,911,697

Commercial Services & Supplies—0.7%

Aggreko plc	70,669	868,198

Cintas Corp.	10,330	887,554

Edenred	83,084	1,574,923

Prosegur Cia de Seguridad SA	327,408	1,467,765

Republic Services, Inc., Cl. A	15,600	681,720

Tyco International plc	64,250	2,209,558

Waste Connections, Inc.	25,682	1,540,150

Waste Management, Inc.	17,350	918,682

		10,148,550

Construction & Engineering—0.4%

Boskalis Westminster	56,641	2,237,965

CIMIC Group Ltd.	58,100	1,010,698

FLSmidth & Co. AS	14,499	507,670

Vinci SA	41,180	2,792,653

		6,548,986

Electrical Equipment—0.8%

ABB Ltd.[1]	42,855	742,121

Acuity Brands, Inc.	2,700	546,561

Eaton Corp. plc	23,100	1,166,781

Emerson Electric Co.	26,010	1,195,940

Legrand SA	32,600	1,796,272

Nidec Corp.	72,900	4,968,112

Prysmian SpA	35,255	726,898

Schneider Electric SE	24,430	1,311,697

		12,454,382

Industrial Conglomerates—0.9%

3M Co.	17,200	2,597,200

Danaher Corp.	28,554	2,474,204

General Electric Co.	233,210	6,786,411

Jardine Strategic Holdings Ltd.	23,072	631,084

Siemens AG	9,343	894,393

SM Investments Corp.	36,823	643,312

		14,026,604

Machinery—0.7%

Aalberts Industries NV	75,645	2,397,127

Atlas Copco AB, Cl. A	78,827	1,692,054

Caterpillar, Inc.	3,510	218,462

Deere & Co.	26,030	2,004,570

9   OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery (Continued)

FANUC Corp.	14,700	$1,962,623

Ingersoll-Rand plc	1,400	72,058

NGK Insulators Ltd.	38,000	798,661

Parker-Hannifin Corp.	4,810	467,340

Stanley Black & Decker, Inc.	3,970	374,530

Wabtec Corp.	1,560	99,762

Weir Group plc (The)	35,491	439,701

		10,526,888

Professional Services—0.8%

Experian plc	159,357	2,721,132

Intertek Group plc	52,990	2,148,561

Nielsen Holdings plc	63,970	3,080,795

Recruit Holdings Co. Ltd.	69,400	2,197,905

SGS SA	666	1,293,984

		11,442,377

Road & Rail—0.3%

Canadian National Railway Co.	34,900	1,866,801

Canadian Pacific Railway Ltd.	10,020	1,199,695

CSX Corp.	33,510	771,400

		3,837,896

Trading Companies & Distributors—0.7%

Brenntag AG	73,475	3,600,496

Bunzl plc	94,730	2,534,958

Travis Perkins plc	76,449	1,997,541

Wolseley plc	37,487	1,854,721

		9,987,716

Transportation Infrastructure—0.1%

Airports of Thailand PCL	19,800	209,791

DP World Ltd.	43,036	753,034

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	16,975	232,289

		1,195,114

Information Technology—12.3%

Communications Equipment—0.6%

Nokia OYJ	295,857	2,121,980

Nokia OYJ, Sponsored ADR	211,037	1,519,466

Telefonaktiebolaget LM Ericsson, Cl. B	552,105	4,868,120

		8,509,566

Electronic Equipment, Instruments, & Components—1.0%

Hoya Corp.	55,000	2,124,778

Keyence Corp.	9,350	4,399,614

Kyocera Corp.	44,200	1,776,721

Murata Manufacturing Co. Ltd.	39,500	4,564,658

Spectris plc	40,746	924,007

TE Connectivity Ltd.	23,430	1,339,259

		15,129,037

10 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Internet Software & Services—4.1%

Alibaba Group Holding Ltd., Sponsored ADR[1]	45,928	$3,078,554

Alphabet, Inc., Cl. A1	16,879	12,850,827

Alphabet, Inc., Cl. C1,4	18,902	14,043,241

Baidu, Inc., Sponsored ADR[1]	32,860	5,365,052

eBay, Inc.[1,4]	149,520	3,507,739

Facebook, Inc., Cl. A1,4	93,550	10,497,245

LinkedIn Corp., Cl. A1	16,880	3,340,721

MercadoLibre, Inc.	1,710	167,990

NAVER Corp.	1,292	682,019

Tencent Holdings Ltd.	118,385	2,236,538

Twitter, Inc.[1]	26,030	437,304

United Internet AG	33,522	1,737,383

Yahoo Japan Corp.	428,400	1,641,035

		59,585,648

IT Services—1.8%

Amadeus IT Holding SA, Cl. A	59,508	2,443,605

Amdocs Ltd.	63,180	3,458,473

Earthport plc[1]	814,414	331,507

First Data Corp., Cl. A1	52,560	702,727

Infosys Ltd.	99,153	1,714,264

MasterCard, Inc., Cl. A	29,570	2,632,617

NTT Data Corp.	43,100	2,077,845

PayPal Holdings, Inc.[1]	245,950	8,888,633

Tata Consultancy Services Ltd.	21,844	770,052

Visa, Inc., Cl. A	18,592	1,384,918

Xerox Corp.	185,560	1,809,210

		26,213,851

Semiconductors & Semiconductor Equipment—1.4%

Applied Materials, Inc.	55,170	973,750

ARM Holdings plc	106,700	1,531,810

ASML Holding NV	18,324	1,683,803

Broadcom Corp., Cl. A	32,840	1,795,363

Infineon Technologies AG	423,765	5,636,665

Intel Corp.	26,490	821,720

Maxim Integrated Products, Inc.	97,330	3,250,822

Micron Technology, Inc.[1]	47,266	521,344

NVIDIA Corp.	41,970	1,229,301

SunEdison, Inc.[1]	345,960	1,082,855

Taiwan Semiconductor Manufacturing Co. Ltd.	300,000	1,280,090

Texas Instruments, Inc.	14,020	742,079

		20,549,602

Software—2.4%

Activision Blizzard, Inc.	48,150	1,676,583

Adobe Systems, Inc.[1]	39,470	3,517,961

AVEVA Group plc	28,130	535,928

Check Point Software Technologies Ltd.[1]	8,540	673,037

Dassault Systemes	27,815	2,155,828

Electronic Arts, Inc.[1]	24,170	1,560,053

Gemalto NV	31,535	1,901,761

11 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Software (Continued)

Intuit, Inc.	35,480	$3,388,695

Microsoft Corp.	83,760	4,614,338

Oracle Corp.	64,550	2,343,811

SAP SE	125,923	9,990,432

Synopsys, Inc.[1]	22,390	960,531

Temenos Group AG1	45,481	2,207,735

		35,526,693

Technology Hardware, Storage & Peripherals—1.0%

Apple, Inc.[4]	107,321	10,446,626

Lenovo Group Ltd.	1,692,000	1,511,121

SanDisk Corp.	11,540	815,878

Western Digital Corp.	34,840	1,671,624

		14,445,249

Materials—1.7%

Chemicals—1.2%

Asian Paints Ltd.	9,175	118,300

Eastman Chemical Co.	10,680	653,723

Essentra plc	177,222	1,864,216

Linde AG	24,817	3,352,495

Novozymes AS, Cl. B	44,850	1,870,062

PPG Industries, Inc.	12,500	1,189,000

Sika AG	483	1,729,327

Syngenta AG	13,838	5,094,374

Toray Industries, Inc.	198,000	1,692,654

		17,564,151

Construction Materials—0.3%

Indocement Tunggal Prakarsa Tbk PT	204,500	296,332

James Hardie Industries plc	161,400	1,840,930

Semen Indonesia Persero Tbk PT	318,000	258,807

UltraTech Cement Ltd.	7,724	324,439

Vulcan Materials Co.	18,340	1,617,588

		4,338,096

Metals & Mining—0.1%

Alrosa PAO	419,982	345,914

Glencore plc[1]	147,000	190,197

Goldcorp, Inc.	67,090	760,801

Real Gold Mining Ltd.[1]	273,000	351

Silver Wheaton Corp.	60,300	709,128

		2,006,391

Paper & Forest Products—0.1%

Louisiana-Pacific Corp.[1]	56,790	892,739

Telecommunication Services—2.5%

Diversified Telecommunication Services—1.6%

BT Group plc	372,901	2,593,781

Iliad SA	8,520	2,137,343

Inmarsat plc	152,560	2,402,972

12 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Diversified Telecommunication Services (Continued)

Koninklijke KPN NV	203,104	$787,416

Nippon Telegraph & Telephone Corp.	108,400	4,611,394

Spark New Zealand Ltd.	665,878	1,456,661

Telstra Corp. Ltd.	137,200	551,104

Verizon Communications, Inc.	92,810	4,637,716

Vivendi SA	166,930	3,632,153

		22,810,540

Wireless Telecommunication Services—0.9%

America Movil SAB de CV, Cl. L, ADR	28,170	398,324

China Mobile Ltd.	113,500	1,242,117

KDDI Corp.	146,100	3,693,741

Rogers Communications, Inc., Cl. B	61,755	2,114,632

T-Mobile US, Inc.[1]	14,790	593,818

Vodafone Group plc	1,629,330	5,212,039

		13,254,671

Utilities—0.6%

Electric Utilities—0.2%

Edison International	35,930	2,220,474

ITC Holdings Corp.	13,800	550,620

NextEra Energy, Inc.	3,952	441,478

		3,212,572

Gas Utilities—0.1%

AmeriGas Partners LP3	25,210	968,820

Multi-Utilities—0.3%

PG&E Corp.	85,080	4,671,743

WEC Energy Group, Inc.	7,840	433,003

		5,104,746

Total Common Stocks (Cost $877,208,662)		857,476,899

Preferred Stocks—0.3%

Banco Davivienda SA, Preference	25,678	181,174

Bayerische Motoren Werke (BMW) AG, Preference	40,659	2,795,940

Cia Brasileira de Distribuicao, Preference	22,073	210,973

Fuchs Petrolub SE, Preference	18,900	774,739

Lojas Americanas SA, Preference	195,812	912,530

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	11,755,819	157,604

Total Preferred Stocks (Cost $5,435,395)		5,032,960
	Units

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1]
(Cost $77,776)	123,800	29,051
	Principal Amount

U.S. Government Obligation—11.1%

United States Treasury Bonds, 2.875%, 8/15/45[6] (Cost $158,728,649)	$158,380,000	162,190,940

13 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

					Principal Amount	Value

Foreign Government Obligations—11.5%

France—5.8%
French Republic Bonds, 1%, 11/25/25				EUR	75,668,000	$84,801,853

Italy—5.7%
Italian Republic Buoni del Tesoro Poliennali Bonds, 2%, 12/1/25				EUR	73,188,000	83,656,390

Total Foreign Government Obligations (Cost $165,754,864)						168,458,243

Non-Convertible Corporate Bonds and Notes—0.3%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[2]					408,000	299,880

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[2]					465,000	476,625

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20					450,000	291,375

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[2]					245,000	240,712

Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[2]					1,000,000	795,000

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22					210,000	229,623

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[2]					70,000	64,750

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[2]					685,000	626,775

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22					265,000	168,275

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18					430,000	418,444

Total Non-Convertible Corporate Bonds and Notes (Cost $4,202,698)						3,611,459

Corporate Loan—0.0%

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[7,8] (Cost $315,292)					326,143	1,631
		Exercise Expiration
		Price	Date		Contracts

Exchange-Traded Option Purchased—0.0%

iShares iBoxx $ High Yield Corporate Bond ETF Put[1] (Cost $28,637)	USD	77.000	2/19/16	USD	329.00	14,147
					Shares

Investment Companies—16.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[9,10]					75,303,618	75,303,618

Oppenheimer Master Event-Linked Bond Fund, LLC[9]					5,734,430	86,261,916

Oppenheimer Master Loan Fund, LLC[9]					5,674,937	80,106,480

Total Investment Companies (Cost $251,673,457)						241,672,014

Total Investments, at Value (Cost $1,463,425,430)					98.2%	1,438,487,344

Net Other Assets (Liabilities)					1.8	27,016,412

Net Assets					100 .0%	$1,465,503,756

Footnotes to Consolidated Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,597,580 or 0.18% of the Fund’s net assets at period end.

14 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $26,533,011. See Note 6 of the accompanying Consolidated Notes.

5. Restricted security. The aggregate value of restricted securities at period end was $4, which represents less than 0.005% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ Depreciation

Wallace Theater Holdings, Inc.	3/28/13	$4	$4	$—

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,549,406. See Note 6 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015 [a]	Gross Additions	Gross Reductions	Shares January 29, 2016 [a]

Oppenheimer Institutional Money Market Fund, Cl. E	26,662,924	95,344,840	46,704,146	75,303,618
Oppenheimer Master Event-Linked Bond Fund, LLC	5,734,430	—	—	5,734,430
Oppenheimer Master Loan Fund, LLC	5,674,937	—	—	5,674,937

	Value	Income	Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E	$75,303,618	$39,923	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	86,261,916	1,129,360 [b]	103,229 [b]
Oppenheimer Master Loan Fund, LLC	80,106,480	1,181,846 [c]	(681,036) [c]

Total	$241,672,014	$2,351,129	$(577,807)

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

10. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$805,960,252	56.0%
France	137,244,799	9.5
Italy	87,368,084	6.1
United Kingdom	72,673,363	5.1
Japan	61,777,111	4.3
Germany	52,662,213	3.7

15 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Switzerland	$44,650,157	3.1%
China	24,974,234	1.7
Netherlands	23,590,268	1.6
Canada	19,399,410	1.3
India	19,018,221	1.3
Sweden	14,195,321	1.0
Spain	13,226,703	0.9
Denmark	8,891,363	0.6
Australia	6,667,952	0.5
Brazil	6,009,364	0.4
Mexico	5,795,963	0.4
Hong Kong	4,118,688	0.3
Russia	4,015,180	0.3
Finland	3,641,446	0.3
Israel	2,985,300	0.2
Ireland	2,811,290	0.2
South Korea	2,451,977	0.2
Thailand	2,328,517	0.2
Philippines	1,650,137	0.1
New Zealand	1,456,661	0.1
South Africa	1,400,927	0.1
Taiwan	1,280,090	0.1
Colombia	1,237,936	0.1
Malaysia	1,116,283	0.1
Indonesia	1,087,129	0.1
United Arab Emirates	753,034	0.1
Turkey	597,046	0.0
Nigeria	406,449	0.0
Egypt	284,571	0.0
Singapore	265,280	0.0
Cayman Islands	179,175	0.0
Argentina	167,990	0.0
Poland	147,460	0.0

Total	$1,438,487,344	100.0%

Forward Currency Exchange Contracts as of January 29, 2016
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	03/2016	SEK	101,930	USD	11,898	$—	$4,378
BAC	02/2016	USD	29,236	CHF	29,690	241,799	—
BOA	02/2016	USD	15,746	EUR	14,315	235,187	—
CITNA-B	02/2016	JPY	1,967,000	USD	16,237	139,654	128,610
CITNA-B	02/2016	USD	2,892	KRW	3,401,000	58,779	—
DEU	02/2016	AUD	21,510	USD	15,588	—	370,752
DEU	03/2016	PLN	58,270	USD	14,103	166,195	—
DEU	02/2016	SEK	210,110	USD	24,667	—	183,944
DEU	02/2016	USD	4,437	EUR	4,045	54,638	—
DEU	03/2016	USD	53,841	GBP	37,566	308,367	—
DEU	02/2016	USD	8,542	JPY	1,032,000	17,994	—
GSCO-OT	03/2016	INR	1,436,000	USD	21,074	—	89,822
HSBC	02/2016	INR	574,000	USD	8,530	—	88,758
HSBC	02/2016	KRW	3,401,000	USD	2,810	23,703	—
HSBC	02/2016	USD	28,754	EUR	26,365	228,250	41,057

16 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

HSBC	03/2016	USD	12,212	HKD	95,130	$—	$15,080
HSBC	03/2016	USD	2,806	KRW	3,401,000	—	4,344
HSBC	02/2016	ZAR	57,700	USD	3,923	—	296,352
JPM	02/2016	AUD	15,610	USD	11,380	—	336,932
JPM	02/2016 - 03/2016	JPY	9,170,000	USD	76,025	399,207	608,373
JPM	02/2016	MXN	147,800	USD	8,871	—	726,940
JPM	03/2016	NOK	126,780	USD	14,462	133,478	—
JPM	02/2016 - 03/2016	TWD	624,000	USD	18,796	7,308	142,108
JPM	03/2016	USD	8,189	CAD	11,600	—	91,234
JPM	02/2016	USD	43,541	EUR	39,865	362,828	16,050
JPM	02/2016	USD	14,125	GBP	9,270	916,366	—
JPM	02/2016	USD	27,786	JPY	3,370,000	—	50,709
JPM	02/2016 - 03/2016	USD	19,809	TWD	664,000	—	46,306
MSCO	02/2016	USD	95,643	EUR	88,420	365,064	527,766
NOM	03/2016	USD	11,073	CHF	11,210	106,057	—
RBS	02/2016	USD	12,097	EUR	11,135	31,883	—
TDB	02/2016	USD	49,951	EUR	45,500	650,897	—

Total Unrealized Appreciation and Depreciation						$4,447,654	$3,769,515

Futures Contracts as of January 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BTP	EUX	Buy	3/8/16	46	$6,973,462	$24,364
Euro-OAT	EUX	Buy	3/8/16	42	7,027,714	93,396
S&P 500 E-Mini Index	CME	Sell	3/18/16	433	41,786,665	651,508
STOXX Europe 600 Index	EUX	Sell	3/18/16	792	14,555,522	(207,913)

						$561,355

Exchange-Traded Options Written at January 29, 2016
Description	Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

iShares iBoxx $ High Yield
Corporate Bond ETF Call	USD 77.000	2/19/16	USD	(67)	$24,050	$(15,410)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

17	OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BTP	Italian Treasury Bonds
ETF	Exchange Traded Fund
OAT	French Goverment Bonds
S&P	Standard & Poor’s

Exchange Abbreviations
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange

18 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 2,920 shares with net assets of $14,510,823 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

19 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

20 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized

21 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

22	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$67,264,425	$78,730,093	$—	$145,994,518
Consumer Staples	42,789,911	53,203,458	—	95,993,369
Energy	22,353,927	6,573,712	—	28,927,639
Financials	68,950,267	50,411,239	4	119,361,510
Health Care	70,654,654	30,912,837	—	101,567,491
Industrials	42,963,560	72,556,440	—	115,520,000
Information Technology	117,110,347	62,849,299	—	179,959,646
Materials	5,822,979	18,978,047	351	24,801,377
Telecommunication Services	7,744,490	28,320,721	—	36,065,211
Utilities	9,286,138	—	—	9,286,138
Preferred Stocks	157,604	4,875,356	—	5,032,960
Rights, Warrants and Certificates	29,051	—	—	29,051
U.S. Government Obligation	—	162,190,940	—	162,190,940
Foreign Government Obligations	—	168,458,243	—	168,458,243
Non-Convertible Corporate Bonds and Notes	—	3,611,459	—	3,611,459
Corporate Loan	—	—	1,631	1,631
Exchange-Traded Option Purchased	14,147	—	—	14,147
Investment Companies	75,303,618	166,368,396	—	241,672,014

Total Investments, at Value	530,445,118	908,040,240	1,986	1,438,487,344
Other Financial Instruments:
Futures contracts	769,268	—	—	769,268
Forward currency exchange contracts	—	4,447,654	—	4,447,654

Total Assets	$531,214,386	$912,487,894	$1,986	$1,443,704,266

Liabilities Table
Other Financial Instruments:
Futures contracts	$(207,913)	$—	$—	$(207,913)
Forward currency exchange contracts	—	(3,769,515)	—	(3,769,515)
Options written, at value	(15,410)	—	—	(15,410)

Total Liabilities	$(223,323)	$(3,769,515)	$—	$(3,992,838)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

23	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 1*

Assets Table
Investments, at Value:
Preferred Stocks	$1,514,435	$(1,514,435)
Common Stocks
Consumer Discretionary	956,803	(956,803)
Consumer Staples	1,239,700	(1,239,700)
Financials	3,020,756	(3,020,756)
Health Care	298,148	(298,148)
Industrials	1,260,350	(1,260,350)

Total Assets	$8,290,192	$(8,290,192)

* Transfers from Level 1 to Level 2 are the result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management

24	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 7.3% of Master Loan and 28.4% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain

25	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$1,200,215

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

26	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$315,292
Market Value	$1,631
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

27	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

28	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $82,097,670 and $221,696,631, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

29 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $11,777,028 and $107,300,365 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally

30 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,650,673 and $38,202 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $237,841 on written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	–	$–
Options written	2,311	829,538
Options exercised	(2,244)	(805,488)

Options outstanding as of January 29, 2016	67	$24,050

31	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $7,880,000 on interest rate swaps which receive a fixed rate.

At period end, the Fund has no such interest rate swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of

32 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $37,486,336 on total return swaps which are short the reference asset.

At period end, the Fund has no such total return swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,369,406.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative

33 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer

34 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,467,480,189
Federal tax cost of other investments	(42,867,655)

Total federal tax cost	$1,424,612,534

Gross unrealized appreciation	$106,037,884
Gross unrealized depreciation	(133,525,208)

Net unrealized depreciation	$(27,487,324)

35 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Shares	Value

Common Stocks—42.7%

Consumer Discretionary—2.2%

Hotels, Restaurants & Leisure—0.8%

Brinker International, Inc.	178,806	$8,893,129

Household Durables—0.0%

Everyware Global, Inc.[1]	8,735	64,421

Media—0.5%

DISH Network Corp., Cl. A1	117,635	5,678,241

Multiline Retail—0.9%

Target Corp.	134,780	9,760,768

Consumer Staples—2.7%

Beverages—0.7%

Coca-Cola Co. (The)	164,950	7,079,654

Tobacco—2.0%

Altria Group, Inc.	288,131	17,607,686

Philip Morris International, Inc.	48,210	4,339,382

		21,947,068

Energy—3.3%

Energy Equipment & Services—0.4%

Schlumberger Ltd.	60,164	4,348,052

Oil, Gas & Consumable Fuels—2.9%

Canadian Natural Resources Ltd.	95,067	2,035,163

Chevron Corp.	51,644	4,465,657

ConocoPhillips	118,984	4,649,895

EOG Resources, Inc.	59,714	4,240,888

Noble Energy, Inc.	233,122	7,546,159

Occidental Petroleum Corp.	73,121	5,032,918

Valero Energy Corp.	45,546	3,091,207

		31,061,887

Financials—7.2%

Commercial Banks—2.0%

Citigroup, Inc.	129,570	5,517,090

JPMorgan Chase & Co.	124,990	7,436,905

M&T Bank Corp.	54,150	5,966,247

Wells Fargo & Co.	48,390	2,430,630

		21,350,872

Insurance—2.2%

Allstate Corp. (The)	78,890	4,780,734

Chubb Ltd.	131,920	14,916,194

Unum Group	142,770	4,088,933

		23,785,861

Real Estate Investment Trusts (REITs)—3.0%

American Assets Trust, Inc.	83,048	3,105,165

Blackstone Mortgage Trust, Inc., Cl. A	344,060	8,525,807

1 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Macerich Co. (The)	64,290	$5,012,691

Starwood Property Trust, Inc.[2]	866,070	16,489,973

		33,133,636

Health Care—7.3%

Biotechnology—0.6%

Baxalta, Inc.	148,890	5,957,089

Health Care Equipment & Supplies—0.4%

Medtronic plc	49,638	3,768,517

New Millennium Holdco, Inc.[1]	7,733	98,595

		3,867,112

Health Care Providers & Services—2.6%

Express Scripts Holding Co.[1]	79,920	5,743,850

HCA Holdings, Inc.[1]	27,320	1,900,926

Millennium Corporate Claim Litigation Trust[1,14]	441	4

Millennium Lender Claim Litigation Trust[1,14]	882	9

UnitedHealth Group, Inc.	138,150	15,909,354

Universal Health Services, Inc., Cl. B	43,220	4,868,301

		28,422,444

Pharmaceuticals—3.7%

Allergan plc[1]	32,310	9,189,933

Merck & Co., Inc.	195,030	9,882,170

Novartis AG, ADR	127,760	9,961,447

Roche Holding AG	44,398	11,550,620

		40,584,170

Industrials—7.3%

Aerospace & Defense—4.4%

Honeywell International, Inc.	182,090	18,791,688

Lockheed Martin Corp.	86,670	18,287,370

Northrop Grumman Corp.	58,390	10,805,653

		47,884,711

Airlines—0.3%

United Continental Holdings, Inc.[1]	55,336	2,671,622

Commercial Services & Supplies—1.6%

Republic Services, Inc., Cl. A	278,840	12,185,308

Tyco International plc	144,300	4,962,477

		17,147,785

Industrial Conglomerates—0.2%

General Electric Co.	75,840	2,206,944

Machinery—0.4%

Flowserve Corp.	110,450	4,267,788

Road & Rail—0.3%

Union Pacific Corp.	51,210	3,687,120

2 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Trading Companies & Distributors—0.1%

AerCap Holdings NV1	51,681	$1,587,124

Information Technology—6.0%

Communications Equipment—2.1%

Juniper Networks, Inc.	472,370	11,147,932

QUALCOMM, Inc.	195,580	8,867,597

Telefonaktiebolaget LM Ericsson, Cl. B	340,019	2,998,077

		23,013,606

Internet Software & Services—1.9%

Alphabet, Inc., Cl. A1	27,180	20,693,493

Semiconductors & Semiconductor Equipment—1.0%

Xilinx, Inc.	207,640	10,438,063

Technology Hardware, Storage & Peripherals—1.0%

Apple, Inc.	115,816	11,273,529

Materials—2.7%

Chemicals—1.7%

Celanese Corp., Cl. A	110,230	7,018,344

LyondellBasell Industries NV, Cl. A	73,616	5,739,839

Methanex Corp.	202,463	5,369,319

		18,127,502

Containers & Packaging—1.0%

Packaging Corp. of America	86,300	4,386,629

Sonoco Products Co.	157,870	6,237,444

		10,624,073

Telecommunication Services—2.0%

Diversified Telecommunication Services—2.0%

AT&T, Inc.[2]	395,300	14,254,518

BCE, Inc.	176,680	7,120,204

		21,374,722

Utilities—2.0%

Electric Utilities—1.7%

Edison International	166,420	10,284,756

PPL Corp.	249,164	8,735,690

		19,020,446

Multi-Utilities—0.3%

CMS Energy Corp.	79,710	3,099,125

Total Common Stocks (Cost $443,169,829)		463,052,057

3 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks—2.1%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	$5,270,340

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,650,000

U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[3]	362,600	9,594,396

Total Preferred Stocks (Cost $22,063,130)		22,514,736
	Principal Amount

Asset-Backed Securities—7.5%

Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.696%, 6/15/32[3,4]	$23,195,572	18,556,457
Series 2007-1A, Cl. G2, 0.706%, 6/15/32[3,4]	6,668,727	5,535,043

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.726%, 9/15/41[3,4]	28,219,830	19,189,484

Citigroup Mortgage Loan Trust Series Asset Backed Pass-Through Certificate, Series 2004-OPT1, Cl. M3, 1.372%, 10/25/34[3]	1,250,000	1,050,833

GSAMP Trust:
Series 2005-HE4, Cl. M3, 0.947%, 7/25/45[3]	3,300,000	2,699,762
Series 2005-HE5, Cl. M3, 0.887%, 11/25/35[3]	8,121,777	6,220,180

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.917%, 6/25/35[3]	5,500,000	4,508,065

Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.907%, 8/25/35[3]	5,000,000	4,683,312

RASC Series Trust:
Series 2005-KS8, Cl. M5, 1.067%, 8/25/35[3]	2,993,634	2,393,887
Series 2006-KS2, Cl. M2, 0.817%, 3/25/36[3]	14,625,000	11,204,131

Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.917%, 9/25/47[3]	7,595,000	4,937,241

Total Asset-Backed Securities (Cost $81,141,481)		80,978,395

Mortgage-Backed Obligations—5.6%

Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 1.067%, 4/25/34[3]	3,558,338	2,981,738

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.207%, 6/25/35[3]	4,000,000	3,690,465

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 2.222%, 11/25/34[3]	4,905,217	4,471,398

First NLC Trust, Series 2005-4, Cl. A4, 0.817%, 2/25/36[3]	11,003,000	9,491,208

Home Equity Asset Trust, Series 2005-5, Cl. M2, 1.192%, 11/25/35[3]	1,888,088	1,811,971

Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.917%, 8/25/35[3]	1,298,061	1,188,976

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.778%, 4/21/34[3]	509,726	519,931

RAMP Trust:
Series 2005-RS2, Cl. M4, 1.147%, 2/25/35[3]	4,469,000	4,011,155
Series 2005-RS6, Cl. M2, 0.937%, 6/25/35[3]	944,044	926,873
Series 2006-EFC1, Cl. M2, 0.827%, 2/25/36[3]	5,490,000	4,508,796
Series 2006-NC3, Cl. A3, 0.697%, 3/25/36[3]	16,698,000	13,973,007

Structured Asset Securities Corp. Mortgage Loan Trust:
Series 2007-GEL2, Cl. A2, 0.747%, 5/25/37[3,5]	11,097,793	10,142,470
Series 2007-GEL2, Cl. A3, 0.877%, 5/25/37[3,5]	4,486,000	3,533,694

Total Mortgage-Backed Obligations (Cost $47,991,679)		61,251,682

4 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes—2.9%

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,6]	$1,199,000	$814,571

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	17,300,000	17,754,125

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,6]	13,460,000	12,871,125

Total Non-Convertible Corporate Bonds and Notes (Cost $30,928,159)		31,439,821

Convertible Corporate Bond and Note—0.3%

SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $3,664,798)	3,694,000	3,188,384

Corporate Loans—13.6%

Consumer Discretionary—4.7%

Auto Components—0.2%

Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%-5.80%, 4/25/20[3]	374,394	374,394

Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[3]	623,103	598,179

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 11/19/19[3,7]	404,235	294,333

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[3,7]	580,503	557,282

Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.80%, 10/9/18[3]	234,055	197,777

		2,021,965

Automobiles—0.1%

Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/49[3,8]	644,264	64

Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[3]	124,684	105,150
Tranche C, 4.80%, 4/15/21[3]	1,077,752	870,959

		976,173

Distributors—0.5%

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 7/29/22[3]	800,000	757,800

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/5/20[3]	582,109	559,916

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[3]	386,754	368,176

Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/10/19[3]	67,399	67,357

Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[3]	596,672	585,484

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[3]	190,512	100,971

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 10/16/19[3]	226,580	220,420

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 3/11/22[3]	944,601	917,109

Staples Escrow LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 1/29/22[3,7]	547,500	544,647

5	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Distributors (Continued)

Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/24/21[3,7]	$560,000	$555,528

SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/21/19[3]	625,000	603,906

		5,281,314

Diversified Consumer Services—0.3%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%-7.00%, 5/8/20[3]	149,310	135,872

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.80%, 4/30/18[3]	473,793	431,003

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[3]	318,777	252,896

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.80%, 4/1/22[3]	89,964	67,698

Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[3]	1,033,379	971,376

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/18[3]	479,562	378,255

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/31/21[3]	692,368	681,118

ServiceMaster Co. LLC (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 7/1/21[3]	373,836	371,734

		3,289,952

Hotels, Restaurants & Leisure—0.9%

Amaya Gaming, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[3]	456,160	421,948

AMC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/15/22[3]	2,369,381	2,361,977

American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 7/7/22[3]	99,500	99,003

Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.30%, 9/20/21[3]	222,472	220,247

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[3,9]	146,278	126,774

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 10/31/16[3,9]	65,614	58,396
Tranche B6, 1.50%, 3/1/17[3,9]	306,497	267,163
Tranche B7, 1.50%, 1/29/18[3,9]	372,725	305,635

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[3]	895,755	785,129

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.30%, 5/10/21[3]	413,361	353,423

CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.30%, 2/14/21[3,7]	363,058	346,418

Cinemark USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.40%-3.60%, 5/6/22[3]	24,808	24,875

Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[3]	285,067	276,515

6	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%-5.80%, 2/18/21[3]	$305,793	$293,561

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 7/25/22[3]	602,972	601,963

Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 1/31/20[3]	325,278	321,889

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[3]	294,262	292,178

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 11/21/19[3]	252,307	250,519

Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 10/29/18[3]	256,161	243,353

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 4/14/21[3]	225,221	218,652

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[3]	210,049	209,524

Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 11/20/17[3]	243,409	243,409

Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 11/15/18[3]	407,239	376,696

Regal Cinemas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.80%, 4/1/22[3]	54,912	54,954

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[3,8,12]	280,573	1,403

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[3]	111,506	100,256
Tranche B2, 6.00%, 10/1/21[3]	294,886	263,502

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.00%, 5/14/20[3]	97,722	96,073

US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/19[3]	658,914	650,678

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/2/20[3]	642,933	446,196

		10,312,309

Household Durables—0.1%

SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%-5.30%, 4/10/20[3]	332,125	270,781

Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/23/20[3]	780,479	744,870

Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[3]	160,061	150,991

		1,166,642

Internet & Catalog Retail—0.0%

Camping World, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%-5.80%, 2/20/20[3]	299,027	297,158

Leisure Products—0.2%

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[3]	332,813	331,045

7	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Leisure Products (Continued)

Hilton Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 10/26/20[3]	$125,452	$125,390

Intrawest Operations Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 12/9/20[3]	228,949	225,085

Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.80%, 8/13/20[3]	95,752	95,707

Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/9/19[3]	184,748	179,205

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 3/2/20[3]	895,978	881,792

		1,838,224

Media—2.1%

Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[3,8,12]	229,519	23

Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[3]	669,100	667,985

CCO Safari III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.50%, 1/23/23[3]	575,000	575,419

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[3]	371,343	294,598

Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[3,8,12]	39,438	100

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.20%, 1/30/19[3,7]	1,616,691	1,077,457

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.90%, 7/30/19[3]	57,055	37,966

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/9/22[3]	1,000,000	999,722

Cumulus Media Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 12/18/20[3]	66,712	49,256

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[3,7]	884,660	839,874

Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.80%, 8/11/21[3]	621,462	543,002

Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 7/30/21[3]	512,240	484,600

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 10/18/19[3]	179,019	115,494

Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.80%, 6/10/21[3]	192,026	190,436

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/4/19[3]	820,578	771,343

IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 5/6/21[3]	642,608	632,768

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.80%, 6/30/19[3]	5,600,000	5,375,418

Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 6/30/21[3]	823,599	807,127

8	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 12/18/20[3]	$1,237,591	$1,214,387

Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/30/20[3]	1,104,592	1,101,554

Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[3]	253,182	246,219

Merrill Communications LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.30%, 6/1/22[3]	310,187	260,557

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 1/22/20[3]	597,041	571,666

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B, 4.30%, 1/22/20[3,7]	500,000	478,750

Numericable US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.60%, 7/29/22[3]	408,975	390,444

Penton Business Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 10/3/19[3]	621,933	617,268

Project Sunshine IV Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/23/19[3,7]	16,478	15,448

Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[3]	185,966	177,132

SuperMedia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.60%, 12/30/16[3]	180,280	68,506

Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/11/20[3]	976,820	971,528

Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 12/27/20[3]	1,074,074	1,057,515

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C3, 4.00%, 3/1/20[3]	48,513	47,426
Tranche C4, 4.00%, 3/1/20[3]	939,073	918,629

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/12/19[3]	400,719	396,044

Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 3/1/20[3]	442,355	436,549

YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[3]	109,587	105,752

		22,537,962

Multiline Retail—0.1%

J.C. Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 5/22/18[3]	489,535	479,056

Neiman Marcus, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 10/25/20[3]	777,539	677,551

		1,156,607

Specialty Retail—0.2%

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 8/13/21[3]	748,208	743,532

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 7/26/19[3]	456,875	458,246

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 8/30/21[3]	554,081	538,497

9	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Specialty Retail (Continued)

National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[3]	$143,718	$139,527

		1,879,802

Consumer Staples—0.4%

Beverages—0.1%

Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 12/10/21[3]	456,179	453,993

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/3/22[3]	793,013	789,419

		1,243,412

Food & Staples Retailing—0.1%

Albertsons Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 5.40%, 3/21/19[3]	443,547	439,697
Tranche B4, 5.50%, 8/25/21[3]	443,445	434,853

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.80%, 8/21/20[3]	63,202	63,360

		937,910

Food Products—0.2%

AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.80%, 7/10/17[3]	521,786	521,786

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[3]	517,133	502,265

CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.80%, 7/5/21[3]	49,896	47,401

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.80%, 11/1/18[3]	644,248	632,974

JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 9/18/20[3]	295,596	287,467

Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.30%, 11/14/19[3]	200,723	200,556

		2,192,449

Energy—0.1%

Energy Equipment & Services—0.1%

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 8/4/20[3]	288,584	62,046

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.80%, 9/20/21[3]	315,329	200,234

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 3/31/20[3,7]	89,766	70,511

Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 10/25/17[3,8]	160,021	29,684
Tranche B, 5.80%, 3/28/19[3,8]	125,008	22,293

ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.30%, 9/30/19[3]	269,722	182,062

Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.80%, 12/31/18[3,8]	205,632	6,169

Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[3]	396,494	29,737

10	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/4/21[3]	$523,894	$502,502

		1,105,238

Oil, Gas & Consumable Fuels—0.0%

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 7/29/21[3]	203,959	96,115

Financials—0.9%

Commercial Banks—0.2%

Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/13/22[3,7]	785,838	750,475

Alliant Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/12/22[3]	288,550	281,607

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/2/20[3]	966,018	929,491

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/9/22[3]	213,844	207,785

		2,169,358

Consumer Finance—0.0%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.80%, 9/29/20[3]	142,177	141,466

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[3]	79,734	80,133

		221,599

Diversified Financial Services—0.6%

Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/26/21[3]	2,800,000	2,791,950

Guggenheim Partners Investment Management, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 7/22/20[3]	183,615	182,467

International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[3]	2,620,000	2,612,467

RCS Capital, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 4/29/19[3,8]	358,032	241,672

		5,828,556

Insurance—0.1%

Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[3]	341,231	327,582

National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[3]	674,783	648,425

		976,007

Health Care—1.3%

Health Care Equipment & Supplies—1.0%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/30/22[3,7]	331,513	285,101

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/28/22[3]	445,489	424,514

11	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/16/21[3]	$604,332	$594,512

Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 6/3/19[3,7]	249,355	230,654

Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[3]	252,606	247,449

AMAG Pharmaceuticals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 8/17/21[3]	59,250	57,324

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[3]	114,713	114,282

CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[3]	158,306	136,143

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[3]	909,248	795,592

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.80%, 12/31/19[3]	63,302	61,002
Tranche H, 4.00%, 1/27/21[3]	201,247	194,091

Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/14/21[3]	437,178	429,527

ConvaTec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 6/15/20[3]	533,073	527,187

CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 11/18/21[3]	234,449	227,904

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 6/8/20[3]	303,475	294,118

Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.80%, 5/4/18[3,7]	520,974	519,021

Endo Luxembourg Finance I Co. Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 9/26/22[3]	75,000	74,156

Envision Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 10/28/22[3]	400,000	398,550

eResearchTechnology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/8/22[3]	84,363	82,465

HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[3]	190,973	181,265

IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[3]	608,540	601,948

inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.80%, 5/15/18[3]	213,985	212,648

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 4.50%, 5/4/18[3,7]	698,728	679,516

LHP Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%, 7/3/18[3]	75,731	74,216

LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[3]	164,792	148,587

National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 1/31/21[3]	481,600	474,677

National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[3]	59,700	58,040

New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[3]	111,599	107,345

12	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[3]	$470,705	$388,920

Ortho-Clinical Diagnostics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 6/30/21[3]	373,441	330,728

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.30%, 8/18/22[3]	457,700	449,805

PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/24/20[3]	361,605	360,339

Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 12/13/19[3]	59,410	58,990

Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 5/15/22[3]	174,563	169,762

Team Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/23/22[3]	800,000	797,500

US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 12/30/22[3]	570,000	568,219

		11,356,097

Health Care Providers & Services—0.2%

American Renal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[3]	155,113	152,010

Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%, 12/4/17[3]	216,529	215,446

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 4/9/21[3]	543,620	525,953

New Millennium Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/21/20[3]	264,692	240,539

Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.80%, 4/10/20[3]	123,598	119,272

Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 11/3/20[3]	489,685	486,217

		1,739,437

Health Care Technology—0.0%

Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[3]	169,993	157,243

Life Sciences Tools & Services—0.1%

JLL/Delta Dutch Newco BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 3/11/21[3]	601,444	578,138

Pharmaceuticals—0.0%

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 5/20/21[3,7]	149,620	149,165

Industrials—2.3%

Aerospace & Defense—0.1%

AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.30%, 3/22/18[3]	109,028	90,221

Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[3]	402,948	384,815

13	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense (Continued)

Landmark Aviation Canadian, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 10/25/19[3,7]	$12,524	$12,483

LM US Member LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 10/25/19[3,7]	315,575	314,556

Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 6/19/17[3]	82,714	55,625

TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[3]	215,530	185,355

		1,043,055

Building Products—0.0%

ABC Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 4/16/20[3,7]	375,000	371,859

Commercial Services & Supplies—1.0%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[3]	124,003	123,228

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 2/12/21[3]	675,194	656,908

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[3]	16,911	15,938

Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/19[3]	442,422	441,131

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 8/4/22[3]	1,249,603	1,151,196
Tranche B1, 5.00%, 5/24/19[3]	435,234	410,861

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[3]	15,000	12,743

Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[3]	859,212	829,139

Ceridan HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.50%, 9/15/20[3]	474,465	416,343

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[3]	68,796	57,445

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[3]	137,571	114,872

EWT Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 1/15/21[3]	230,414	225,805

Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 4/3/18[3]	71,058	70,703

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.30%, 6/30/22[3]	202,904	197,832

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 11/6/20[3]	612,087	583,395

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 11/6/20[3]	93,607	89,220

GCA Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%-5.50%, 11/1/19[3]	160,155	159,588

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[3]	465,680	462,769

14	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 9/30/20[3]	$42,499	$42,470

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 1/27/21[3]	156,379	151,296

Knowledge Universe, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/12/22[3,7]	789,275	779,409

Leighton Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/23/22[3]	182,188	181,960

Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[3]	103,194	95,454

Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[3]	45,073	40,341

Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[3]	165,587	151,512

Packers Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/2/21[3]	54,262	54,262

Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/1/21[3]	578,550	570,233

Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[3]	900,165	891,445

Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.00%, 2/19/19[3]	114,543	113,470

SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.80%, 10/31/19[3]	243,592	216,797

TransFirst, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 11/12/21[3]	827,159	827,365

TransFirst, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 11/11/22[3]	36,320	36,729

Universal Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 7/28/22[3]	1,075,000	1,032,000

		11,203,859

Electrical Equipment—0.0%

Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 1/25/21[3]	336,059	330,152

Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/22/19[3]	111,873	105,161

		435,313

Industrial Conglomerates—0.5%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[3,7]	544,022	520,447

Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 4/15/22[3]	144,487	137,534

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 5/27/22[3]	154,225	146,546

15	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Industrial Conglomerates (Continued)

CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/17/22[3]	$628,939	$618,718

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 12/12/19[3]	379,660	375,626

Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[3,7]	534,297	513,593

Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[3,7]	142,446	125,471

Filtration Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 11/20/20[3,7]	196,672	190,854

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 7/5/21[3,7]	648,003	585,362

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[3,7]	570,330	550,368

Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/28/20[3,7]	433,627	425,225

Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/9/17[3]	234,397	226,193

TransDigm, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 3.50%, 5/14/22[3,7]	213,215	204,931

US Farathane LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.80%, 12/23/21[3]	266,550	266,550

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[3]	251,754	228,782

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/28/19[3,7]	401,161	374,083

		5,490,283

Machinery—0.1%

BWAY Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/14/20[3]	557,250	526,601

International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.30%-8.50%, 8/16/19[3]	133,663	120,297

Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 4/8/20[3]	276,792	263,645

RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 8/21/20[3,7]	611,138	584,909

		1,495,452

Road & Rail—0.3%

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.80%, 11/12/20[3]	375,000	333,750

Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.00%, 7/29/22[3]	341,933	338,086
Tranche B2, 4.00%, 7/29/22[3]	109,065	107,838

Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.50%, 1/31/17[3]	47,872	47,334

Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 3/18/22[3]	104,671	104,671

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.70%, 2/23/22[3]	982,800	886,485

16	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Road & Rail (Continued)

YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 2/13/19[3]	$1,126,987	$935,400

		2,753,564

Trading Companies & Distributors—0.1%

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[3]	129,148	129,794

Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 2/15/18[3]	34,967	34,974

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[3]	361,682	240,518

Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 12/11/20[3]	525,142	410,268

		815,554

Transportation Infrastructure—0.2%

Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 3.80%, 4/30/19[3]	161,337	161,715

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.80%, 10/21/21[3]	235,504	227,072

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[3]	610,000	541,375

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[3]	648,375	631,355

		1,561,517

Information Technology—1.1%

Communications Equipment—0.0%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.80%, 7/17/20[3]	247,177	227,402

Electronic Equipment, Instruments, & Components—0.1%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[3]	200,999	183,244

Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[3]	526,707	518,806

		702,050

Internet Software & Services—0.7%

Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[3]	276,218	268,737

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.30%, 4/30/20[3]	1,202,001	820,366

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/20/22[3]	483,788	466,653

CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/29/22[3]	104,738	104,427

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.30%, 12/15/21[3]	570,708	523,387

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/29/20[3,7]	794,433	793,054

17 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Internet Software & Services (Continued)

Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/25/22[3]	$684,490	$673,367

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 6/1/22[3]	433,349	416,340

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/22[3]	598,539	572,952

Linxens France SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 10/14/22[3]	315,000	314,606

Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 11/19/21[3]	761,754	753,819

Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/20[3,7]	237,621	211,086

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/25/22[3]	687,667	683,185

TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[3]	600,264	520,229

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/31/21[3]	193,838	161,854

Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 10/27/21[3]	33,128	33,174

		7,317,236

IT Services—0.2%
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.40%, 3/24/21[3]	673,476	671,687
Tranche B, 4.20%, 7/8/22[3]	100,000	98,446
Tranche C1, 3.90%, 3/23/18[3]	264,144	261,078

Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 10/3/19[3]	637,324	633,853

		1,665,064

Office Electronics—0.0%

BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 9/10/20[3]	373,586	300,316

Software—0.1%

Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 2/21/20[3]	120,646	117,781

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.80%, 10/4/18[3]	375,844	359,244

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.80%, 6/3/20[3]	584,973	551,702

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[3]	320,891	283,989

		1,312,716

Materials—0.9%

Chemicals—0.4%

Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[3]	78,521	77,638
Tranche B2, 4.50%, 10/4/19[3]	40,741	40,283

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.30%, 8/28/20[3]	31,622	31,464

18 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Chemicals (Continued)

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.30%, 8/28/20[3]	$303,538	$302,020
Tranche B3, 4.30%, 8/28/20[3]	92,368	91,906

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[3]	323,490	303,002

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[3]	190,529	187,969

Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 10/1/21[3]	498,741	492,506

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.80%, 5/4/18[3]	389,005	378,793
Tranche B, 4.30%, 3/31/22[3]	77,285	74,698

Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 4/7/17[3]	63,322	62,438

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/20/19[3]	168,118	169,379

PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 8/7/17[3]	437,193	433,948

Road Infrastructure Investment, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 3/31/21[3]	280,700	270,875

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[3]	199,000	194,921

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 8/2/21[3]	142,674	136,833

Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 11/7/19[3]	453,698	452,375

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/19/20[3]	158,833	139,455

Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 7/1/22[3]	743,138	721,905

		4,562,408

Construction Materials—0.2%

Atkore, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/9/21[3]	213,345	204,456

Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[3]	322,447	316,266

CPG International, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.80%, 9/30/20[3]	168,579	158,464

GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 3/27/21[3]	200,548	191,147

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.80%, 8/13/21[3]	379,050	373,838

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 9/28/20[3]	229,964	228,419

Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 3/5/20[3,7]	375,000	373,203

		1,845,793

19 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Containers & Packaging—0.3%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[3]	$364,621	$361,886

Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/3/19[3]	257,360	234,841

Exopack/Coveris, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[3]	220,107	212,403

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/26/22[3]	738,150	710,931

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[3]	110,971	110,786

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/28/20[3]	261,127	260,692

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/1/18[3]	560,000	558,289

Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.50%, 6/1/22[3]	373,376	366,958

		2,816,786

Metals & Mining—0.0%

Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/22[3]	226,461	210,609

Paper & Forest Products—0.0%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.80%, 4/30/21[3]	567,401	546,124

Telecommunication Services—0.5%

Diversified Telecommunication Services—0.5%

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 9/10/20[3]	437,086	421,970

Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 10/14/22[3]	789,618	743,557

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[3]	634,159	626,549

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[3]	478,800	350,322

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[3]	522,967	487,667

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 2/4/22[3]	161,028	132,848

Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.50%, 5/31/22[3]	290,000	286,254
Tranche BI, 4.00%, 1/15/20[3]	712,152	711,707

LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[3]	780,485	765,359

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.80%, 4/30/20[3]	308,160	229,579

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[3]	87,678	48,808

US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[3]	216,067	207,902

20 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.30%, 3/22/21[3]	$165,849	$163,413

Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 5/6/21[3]	548,429	541,476

		5,717,411

Wireless Telecommunication Services—0.0%

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.80%, 11/9/19[3]	43,066	43,066

Utilities—1.4%

Electric Utilities—0.7%

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.40%, 8/13/19[3]	631,525	619,684

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 6.40%, 8/13/18[3]	41,973	41,186

Atlantic Power LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, 2/20/21[3]	307,330	301,567

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.00%, 10/9/19[3,7]	350,000	341,834

Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.30%, 12/19/16[3]	5,335,806	5,329,136

Green Energy Partners/Stonewall LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 11/15/21[3]	52,542	48,601

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[3]	299,330	270,145

LA Frontera Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/30/20[3]	60,332	58,648

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.80%, 12/19/20[3]	518,994	477,475

NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.80%, 7/1/18[3]	547,952	537,526

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[3,7]	68,214	45,703

Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[3]	189,281	172,719
Tranche C, 5.00%, 12/17/21[3]	8,412	7,676

		8,251,900

Independent Power and Renewable Electricity Producers—0.7%

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[3]	7,597,130	7,343,104

Total Corporate Loans (Cost $155,965,873)		147,541,273

	Shares

Structured Securities—0.5%

Africa Telecommunications Media & Technology Fund 1 LLC[4]	9,542,930	849,321

21 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Structured Securities (Continued)

Merrill Lynch International & Co. CV, Macy’s, Inc. Equity Linked Nts., 2/10/16[5]	119,684	$4,839,302

Total Structured Securities (Cost $15,600,014)		5,688,623

			Exercise	Expiration
Counterparty			Price	Date	Contracts

Over-the-Counter Options Purchased—0.2%

CNH
Currency
Put[1]	BOA	CNH	6.906	1/24/17	CNH		28,000,000	80,136

CNH
Currency
Put[1]	GSG	CNH	6.475	11/2/16	CNH		33,000,000	219,087

CNH
Currency
Put[1]	GSG	CNH	6.388	7/13/16	CNH		196,000,000	1,762,432

Total Over-the-Counter Options Purchased (Cost $777,721)								2,061,655
		Pay/Receive Floating Rate
			Floating	Fixed	Expiration	Notional Amount
Counterparty			Rate	Rate	Date	(000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.3%

Interest Rate Swap maturing 1/24/29 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.708%	1/22/19	JPY	795,000	113,811

Interest Rate Swap maturing 1/9/29 Call[1]	GOL	Receive	Three- Month USD BBA LIBOR	2.595	1/7/19	USD	9,500	395,056

Interest Rate Swap maturing 11/21/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	749,000	75,513

Interest Rate Swap maturing 11/22/27 Call[1]	GOL	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,024,000	201,787

Interest Rate Swap maturing 11/7/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.680	11/5/18	USD	9,500	351,172

22 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 3/21/28 Call[1]	GOL	Receive	Three- Month USD BBA LIBOR	2.580%	3/19/18	USD	14,400	$460,131

Interest Rate Swap maturing 4/18/28 Call[1]	GOL	Receive	Three- Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	1,265,361

Interest Rate Swap maturing 7/25/28 Call[1]	GOL	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	106,156

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,269,628)								2,968,987

	Shares

Investment Companies—21.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[10,11]	204,004,358	204,004,358

SPDR Gold Trust Exchange Traded Fund[1,13]	215,400	23,039,184

Total Investment Companies (Cost $229,688,851)		227,043,542

Total Investments, at Value (Cost $1,037,261,163)	96.7%	1,047,729,155

Net Other Assets (Liabilities)	3.3	35,618,570

Net Assets	100.0%	$1,083,347,725

Footnotes to Consolidated Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $2,112,990. See Note 7 of accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities at period end was $44,130,305, which represents 4.07% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$849,321	$9,150,679
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.696%, 6/15/32	1/9/13-7/10/13	18,932,791	18,556,457	376,334

23 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Airspeed Ltd., Series 2007-1A, Cl. G2, 0.706%, 6/15/32	1/9/13-1/25/13	$5,636,764	$5,535,043	$101,721
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.726%, 9/15/41	4/19/13-5/29/13	21,976,612	19,189,484	2,787,128

		$56,546,167	$44,130,305	$12,415,862

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,269,591 or 3.35% of the Fund’s net assets at period end.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]

Oppenheimer Institutional Money Market Fund, Cl. E	138,198,466	165,765,931	99,960,039	204,004,358
Oppenheimer Master Loan Fund, LLC	1,370,520	—	1,370,520	—

		Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$204,004,358	$97,948	$—
Oppenheimer Master Loan Fund, LLC		—	162,705[b]	21,116[b]

Total		$204,004,358	$260,653	$21,116

   a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

   b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield at period end.

12. Interest or dividend is paid-in-kind, when applicable.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. Received as a result of a corporate action.

	Shares Sold Short	Value

Securities Sold Short—(21.7)%
Common Stock Securities Sold Short—(21.7)%
AGCO Corp.	(167,290)	$(8,158,733)

Air Lease Corp., Cl. A	(478,850)	(12,335,176)

Aircastle Ltd.	(161,290)	(2,769,349)

Aker Solutions ASA	(1,588,566)	(4,837,812)

24 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)

Assurant, Inc.	(46,200)	$(3,756,522)

athenahealth, Inc.	(28,500)	(4,041,300)

BHP Billiton Ltd., Sponsored ADR	(199,480)	(4,370,607)

Boeing Co. (The)	(80,164)	(9,630,101)

Camden Property Trust	(102,030)	(7,784,889)

Caterpillar, Inc.	(157,230)	(9,785,995)

CBL & Associates Properties, Inc.	(359,630)	(3,866,023)

Charter Communications, Inc., Cl. A	(37,320)	(6,395,155)

Cheniere Energy, Inc.	(174,610)	(5,247,031)

Cie Financiere Richemont SA	(126,226)	(8,200,758)

CNH Industrial NV	(911,340)	(5,704,988)

Colgate-Palmolive Co.	(140,930)	(9,517,003)

Comcast Corp., Cl. A	(157,040)	(8,748,698)

Comerica, Inc.	(132,090)	(4,530,687)

Commerce Bancshares, Inc.	(130,164)	(5,353,645)

Deere & Co.	(204,150)	(15,721,592)

Ensco plc, Cl. A	(437,120)	(4,275,034)

Gulfmark Offshore, Inc., Cl. A	(359,370)	(1,362,012)

Nasdaq, Inc.	(69,530)	(4,310,860)

Nationstar Mortgage Holdings, Inc.	(170,020)	(1,717,202)

Oracle Corp.	(192,140)	(6,976,603)

Pennsylvania Real Estate Investment Trust	(630,750)	(12,350,085)

Procter & Gamble Co. (The)	(123,220)	(10,065,842)

Rio Tinto plc, Sponsored ADR	(114,607)	(2,825,063)

RLJ Lodging Trust	(263,900)	(4,826,731)

Rouse Properties, Inc.	(1)	(18)

Southern Copper Corp.	(333,335)	(8,640,043)

Subsea 7 SA	(1,352,499)	(8,138,112)

Tidewater, Inc.	(476,490)	(2,530,162)

Tiffany & Co.	(107,945)	(6,891,209)

Time Warner, Inc.	(35,440)	(2,496,394)

Transocean Ltd.	(56,962)	(593,544)

Weingarten Realty Investors	(379,996)	(13,258,060)

Zions Bancorporation	(135,710)	(3,077,903)

Total Securities Sold Short (Proceeds $263,676,870)		$(235,090,941)

Forward Currency Exchange Contracts as of January 29, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	02/2016	USD	408	AUD	560	$12,054	$—
BOA	02/2016	THB	12,000	USD	331	4,225	—
BOA	02/2016	USD	8,954	CHF	9,000	162,675	—
BOA	02/2016	USD	20,071	EUR	18,725	—	222,166
BOA	02/2016	USD	11,045	JPY	1,357,000	—	166,642
BOA	02/2016	USD	17,618	THB	640,000	—	284,337
CITNA-B	02/2016	USD	451	AUD	630	5,445	—
CITNA-B	02/2016	USD	420	JPY	51,000	—	939
DEU	02/2016	USD	2,937	SEK	25,480	—	33,239

25	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	02/2016	NOK	56,310	USD	6,508	$2,900	$26,281
JPM	02/2016	USD	11,942	AUD	16,930	—	30,548
JPM	02/2016	USD	10,003	CAD	14,060	—	33,427
JPM	02/2016	USD	658	EUR	620	—	13,798
MSCO	02/2016	USD	8,659	CAD	11,540	421,178	—
NOM	02/2016	USD	5,807	CHF	5,800	141,331	—
RBS	02/2016	USD	760	EUR	700	1,682	—
TDB	02/2016	USD	366	JPY	45,000	—	6,104

Total Unrealized Appreciation and Depreciation						$751,490	$817,481

Futures Contracts as of January 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

Euro-BTP	EUX	Sell	3/8/16	53	$8,034,641	$38,218
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	78	10,107,094	250,575

						$288,793

Centrally Cleared Credit Default Swaps at January 29, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.HY.24	Buy	5.000%	6/20/20	USD	19,206	$1,485,497	$(610,286)

CDX.IG.25	Sell	1.000	12/20/20	USD	2,140	(7,310)	1,962

CDX.IG.25	Sell	1.000	12/20/20	USD	57,400	(608,453)	52,637

CDX.IG.25	Sell	1.000	12/20/20	USD	1,907	(14,976)	1,749

iTraxx.Main.24	Buy	1.000	12/20/20	EUR	1,644	15,136	(8,624)

iTraxx.Main.24	Buy	1.000	12/20/20	EUR	51,900	832,769	(272,246)

iTraxx.Main.24	Buy	1.000	12/20/20	EUR	2,700	36,140	(14,163)

Total Cleared Credit Default Swaps						$1,738,803	$(848,971)

Over-the-Counter Credit Default Swaps at January 29, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Italy Government International	BAC	Buy	1.000%	12/20/20	USD	1,140	$1,225	$7,873

Italy Government International	BAC	Buy	1.000	12/20/20	USD	1,282	(738)	8,853

Italy Government International	GSG	Buy	1.000	12/20/20	USD	34,400	(68,209)	237,557

Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	953	6,706	(3,898)

Kingdom of Spain	BOA	Buy	1.000	12/20/20	USD	28,700	151,476	(117,383)

Kingdom of Spain Bond	BAC	Buy	1.000	12/20/20	USD	1,070	2,874	(4,376)

Malaysia	BAC	Buy	1.000	12/20/20	USD	2,900	(136,197)	104,356

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	10,000	(502,319)	359,848

Penerbangan Malaysia Bhd	BAC	Buy	1.000	12/20/20	USD	854	(35,262)	30,731

26	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Penerbangan Malaysia Bhd	BNP	Buy	1.000%	12/20/20	USD	761	$(26,351)	$27,384

Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	10,000	(651,135)	359,848

Portugal Obrigacoes Do Tesouro	BAC	Buy	1.000	12/20/20	USD	641	(24,558)	34,379

Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	570	(21,466)	30,571

Portuguese Republic	GSG	Buy	1.000	12/20/20	USD	17,200	(596,516)	922,484

Republic of Austria Bond	BAC	Buy	1.000	12/20/20	USD	322	12,251	(11,932)

Republic of Austria Bond	BAC	Buy	1.000	12/20/20	USD	362	13,517	(13,414)

Republic of Austria Bond	GSG	Buy	1.000	12/20/20	USD	9,700	356,896	(359,435)

Total Over-the-Counter Credit Default Swaps							$(1,517,806)	$1,613,446

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$61,447,000	$—	BBB+

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at January 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Pay	Three- Month CNY CNREPOFIX =CFXS	2.730%	11/6/20	CNY	15,000	$14,039

BOA	Pay	Three- Month CNY CNREPOFIX =CFXS	2.450	1/25/21	CNY	8,250	(2,914)

BOA	Pay	Three- Month CNY CNREPOFIX =CFXS	2.900	7/24/20	CNY	84,000	160,362

27	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at January 29, 2016 (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

GSG	Receive	Three- Month CNY CNREPOFIX =CFXS	2.830%	8/14/20	CNY	19,000	$29,667

Total Over-the-Counter Interest Rate Swaps							$201,154

Over-the-Counter Total Return Swaps at January 29, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

Blackstone Group LP (The)	GSG	Receive	Twelve-Month USD BBA LIBOR plus 70 basis points	1/13/17	USD	10,422	$(1,381,367)

GSEHOPCN Custom Basket	GSG	Pay	One-Month HKD HIBOR HKAB minus 25 basis points	5/27/16	HKD	58,514	164,823

IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	11,625	(85,220)

IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	6,500	(42,151)

IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	6,500	(47,661)

IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	11,625	(65,613)

Total of Over-the-Counter Total Return Swaps							$(1,457,189)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi

28	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
CNY	Chinese Renminbi
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BTP	Italian Treasury Bonds
CDX.HY.24	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
GSEHOPCN	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBXXLL	IBOXX USD Liquid Leveraged Loans Index Series 1 Version 1
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
TR	Total Return

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

29	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Flexible Strategies Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2 Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 9,283 shares with net assets of $24,899,029 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which

30	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

31	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

32	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

33	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$24,332,138	$64,421	$—	$24,396,559
Consumer Staples	29,026,722	—	—	29,026,722
Energy	35,409,939	—	—	35,409,939
Financials	78,270,369	—	—	78,270,369
Health Care	67,181,587	11,649,228	—	78,830,815
Industrials	79,453,094	—	—	79,453,094
Information Technology	62,420,614	2,998,077	—	65,418,691
Materials	28,751,575	—	—	28,751,575
Telecommunication Services	21,374,722	—	—	21,374,722
Utilities	22,119,571	—	—	22,119,571
Preferred Stocks	9,594,396	12,920,340	—	22,514,736
Asset-Backed Securities	—	61,788,911	19,189,484	80,978,395
Mortgage-Backed Obligations	—	61,251,682	—	61,251,682
Non-Convertible Corporate Bonds and Notes	—	31,439,821	—	31,439,821
Convertible Corporate Bond and Note	—	3,188,384	—	3,188,384
Corporate Loans	—	147,539,847	1,426	147,541,273
Structured Securities	—	4,839,302	849,321	5,688,623
Over-the-Counter Options Purchased	—	2,061,655	—	2,061,655
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,968,987	—	2,968,987
Investment Companies	227,043,542	—	—	227,043,542

Total Investments, at Value	684,978,269	342,710,655	20,040,231	1,047,729,155
Other Financial Instruments:
Swaps, at value	—	2,492,775	—	2,492,775
Centrally cleared swaps, at value	—	56,348	—	56,348
Forward currency exchange contracts	—	751,490	—	751,490

Total Assets	$684,978,269	$346,011,268	$20,040,231	$1,051,029,768

Liabilities Table
Other Financial Instruments:
Securities Sold Short	$(213,914,259)	$(21,176,682)	$—	$(235,090,941)
Swaps, at value	—	(2,135,364)	—	(2,135,364)
Centrally cleared swaps, at value	—	(905,319)	—	(905,319)
Futures contracts	(288,793)	—	—	(288,793)
Forward currency exchange contracts	—	(817,481)	—	(817,481)

Total Liabilities	$(214,203,052)	$(25,034,846)	$—	$(239,237,898)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

34	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Corporate Loans	$251,369	$(251,369)

Total Assets	$251,369	$(251,369)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

35	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. At period end the Fund no longer held Master Loan Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

36	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$5,657,773
Sold securities	3,012,435

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$1,393,981
Market Value	$301,408
Market Value as % of Net Assets	0.03%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest

37	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

rates. At period end, securities with an aggregate market value of $757,968, representing 0.07% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase,

38	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease

39	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $10,627,202 and $89,145,088, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

40	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $17,437,190 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,442,149 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

41	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit

42	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $188,302,467 and $57,038,500 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $2,195,914 and $15,831,352 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of

43	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $10,919,071 and $17,098,831 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by

44	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,384,376 on purchased.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $7,238,576.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the

45	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

46	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $231,168,865. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $47,364 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a market value of $47,364 and have been included as Corporate Loans in the Consolidated Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Consolidated Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports.

47	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,038,436,326
Federal tax cost of other investments	(258,230,069)

Total federal tax cost	$780,206,257

Gross unrealized appreciation	$109,605,182
Gross unrealized depreciation	(73,141,115)

Net unrealized appreciation	$36,464,067

48	OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Shares	Value
Common Stocks—97.9%
Consumer Discretionary—11.7%
Auto Components—0.9%
BorgWarner, Inc.	367,650	$10,794,204

Automobiles—0.9%
Thor Industries, Inc.	211,010	11,063,254

Hotels, Restaurants & Leisure—1.2%
Norwegian Cruise Line Holdings Ltd.[1]	165,820	7,523,253
Royal Caribbean Cruises Ltd.	88,330	7,239,527

		14,762,780

Household Durables—3.4%
Lennar Corp., Cl. A	733,600	30,921,240
Newell Rubbermaid, Inc.	75,620	2,932,544
Whirlpool Corp.	55,100	7,404,889

		41,258,673

Leisure Products—1.3%
Arctic Cat, Inc.	219,780	2,705,492
Mattel, Inc.	442,100	12,197,539

		14,903,031

Media—1.6%
Cinemark Holdings, Inc.	315,080	9,291,709
Regal Entertainment Group, Cl. A	221,700	3,824,325
TEGNA, Inc.	260,110	6,245,241

		19,361,275

Multiline Retail—1.0%
Dillard’s, Inc., Cl. A	48,300	3,400,803
Kohl’s Corp.	109,770	5,461,058
Nordstrom, Inc.	57,180	2,807,538

		11,669,399

Specialty Retail—1.4%
Advance Auto Parts, Inc.	25,670	3,903,124
Bed Bath & Beyond, Inc.[1]	54,320	2,344,994
Best Buy Co., Inc.	150,910	4,214,916
Signet Jewelers Ltd.	24,230	2,810,680

	Shares	Value
Specialty Retail (Continued)
Williams-Sonoma, Inc.	69,750	$3,603,285

		16,876,999

Consumer Staples—6.9%
Beverages—1.4%
Molson Coors Brewing Co., Cl. B	180,090	16,294,543

Food & Staples Retailing—1.3%
Rite Aid Corp.[1]	2,030,668	15,818,904

Food Products—2.2%
B&G Foods, Inc.	254,084	9,253,739
Hain Celestial Group, Inc. (The)[1]	85,660	3,116,311
Tyson Foods, Inc., Cl. A	254,220	13,565,179

		25,935,229

Household Products—1.0%
Energizer Holdings, Inc.	176,081	5,641,636
Spectrum Brands Holdings, Inc.	69,680	6,622,387

		12,264,023

Personal Products—0.5%
Edgewell Personal Care Co.	83,521	6,181,389

Tobacco—0.5%
Reynolds American, Inc.	132,978	6,642,251

Energy—7.2%
Energy Equipment & Services—1.8%
FMC Technologies, Inc.[1]	204,020	5,131,103
Helmerich & Payne, Inc.	111,050	5,641,340
Oceaneering International, Inc.	118,445	4,009,363
Patterson-UTI Energy, Inc.	436,022	6,269,997

		21,051,803

Oil, Gas & Consumable Fuels—5.4%
Chesapeake Energy Corp.	831,175	2,817,683
Cimarex Energy Co.	151,130	14,055,090
Denbury Resources, Inc.	1,433,900	2,236,884

1  OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
EQT Corp.	97,146	$5,997,794
Hess Corp.	141,140	5,998,450
HollyFrontier Corp.	88,637	3,099,636
Newfield Exploration Co.[1]	215,187	6,255,486
PDC Energy, Inc.[1]	74,530	4,238,521
SM Energy Co.	220,350	3,080,493
Tesoro Corp.	71,220	6,213,945
WPX Energy, Inc.[1]	2,118,230	11,480,807

		65,474,789

Financials—27.5%
Capital Markets—2.3%
Ares Management LP2	801,442	9,424,958
Raymond James Financial, Inc.	409,700	17,948,957

		27,373,915

Commercial Banks—6.7%
Associated Banc-Corp.	1,265,970	22,217,774
First NBC Bank Holding Co.[1]	382,960	12,021,114
Huntington Bancshares, Inc.	1,811,380	15,541,640
SunTrust Banks, Inc.	444,840	16,272,247
TCF Financial Corp.	823,570	9,891,076
Zions Bancorporation	208,337	4,725,083

		80,668,934

Consumer Finance—3.3%
Ally Financial, Inc.[1]	1,457,510	23,101,534
Synchrony Financial[1]	564,510	16,043,374

		39,144,908

Insurance—8.7%
CNO Financial Group, Inc.	289,100	5,030,340
Everest Re Group Ltd.	48,900	8,750,166
Genworth Financial, Inc., Cl. A1	1,939,870	5,392,839
Reinsurance Group of America, Inc., Cl. A	355,820	29,970,719
Unum Group	636,880	18,240,243

	Shares	Value
Insurance (Continued)
Validus Holdings Ltd.	549,470	$24,308,553
XL Group plc	355,490	12,890,067

		104,582,927

Real Estate Investment Trusts (REITs)—6.5%
Alexandria Real Estate Equities, Inc.	64,690	5,122,154
American Capital Agency Corp.	390,200	6,660,714
Apartment Investment & Management Co., Cl. A	131,770	5,158,795
Care Capital Properties, Inc.	77,190	2,311,069
CubeSmart	484,290	15,153,434
Digital Realty Trust, Inc.	55,890	4,475,671
Equity LifeStyle Properties, Inc.	243,180	16,030,426
Highwoods Properties, Inc.	117,590	4,972,881
LaSalle Hotel Properties	440,974	9,771,984
Omega Healthcare Investors, Inc.	278,437	8,829,237

		78,486,365

Health Care—6.8%
Health Care Equipment & Supplies—3.5%
Boston Scientific Corp.[1]	393,437	6,896,951
Cooper Cos., Inc. (The)	42,810	5,614,531
Teleflex, Inc.	125,737	17,061,254
Zimmer Biomet Holdings, Inc.	129,190	12,823,399

		42,396,135

Life Sciences Tools & Services—1.4%
Quintiles Transnational Holdings, Inc.[1]	271,251	16,500,198

Pharmaceuticals—1.9%
Indivior plc, Sponsored ADR	1,375,554	14,732,183

2  OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Jazz Pharmaceuticals plc[1]	60,690	$7,813,231

		22,545,414

Industrials—10.2%
Aerospace & Defense—2.9%
Esterline Technologies Corp.[1]	170,170	13,394,081
Huntington Ingalls Industries, Inc.	74,410	9,515,551
Orbital ATK, Inc.	131,550	11,869,756

		34,779,388

Airlines—0.7%
Air Canada[1]	1,472,443	8,245,681

Commercial Services & Supplies—1.3%
Deluxe Corp.	278,940	15,592,746

Electrical Equipment—1.9%
Eaton Corp. plc	266,110	13,441,216
Hubbell, Inc., Cl. B	107,550	9,725,747

		23,166,963

Machinery—0.5%
Parker-Hannifin Corp.	60,390	5,867,492

Professional Services—1.7%
Nielsen Holdings plc	136,870	6,591,659
On Assignment, Inc.[1]	355,000	13,720,750

		20,312,409

Trading Companies & Distributors—1.2%
HD Supply Holdings, Inc.[1]	564,410	14,827,051

Information Technology—11.9%
Electronic Equipment, Instruments, & Components—2.8%
Avnet, Inc.	390,110	15,573,191
Dolby Laboratories, Inc., Cl. A	263,200	9,477,832
Flextronics International Ltd.[1]	789,190	8,270,711

		33,321,734

	Shares	Value
IT Services—0.3%
First Data Corp., Cl. A1	242,680	$3,244,632

Semiconductors & Semiconductor Equipment—3.3%
Applied Materials, Inc.	570,570	10,070,560
Lam Research Corp.	179,270	12,869,793
Micron Technology, Inc.[1]	328,120	3,619,164
Semtech Corp.[1]	640,040	12,864,804

		39,424,321

Software—3.7%
Check Point Software Technologies Ltd.[1]	164,330	12,950,848
Synopsys, Inc.[1]	504,070	21,624,603
Verint Systems, Inc.[1]	261,230	9,563,630

		44,139,081

Technology Hardware, Storage & Peripherals—1.8%
SanDisk Corp.	166,500	11,771,550
Western Digital Corp.	221,080	10,607,418

		22,378,968

Materials—5.9%
Chemicals—3.0%
Eastman Chemical Co.	86,890	5,318,537
International Flavors & Fragrances, Inc.	93,340	10,917,047
PPG Industries, Inc.	129,370	12,305,674
RPM International, Inc.	185,160	7,267,530

		35,808,788

Containers & Packaging—1.7%
Ball Corp.	123,980	8,285,583
Owens-Illinois, Inc.[1]	503,170	6,511,020
WestRock Co.	146,690	5,175,223

		19,971,826

3  OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Paper & Forest Products—1.2%
Louisiana-Pacific Corp.[1]	935,560	$14,707,003

Utilities—9.8%
Electric Utilities—3.2%
Avangrid, Inc.[1]	150,100	5,771,345
Emera, Inc.	244,314	7,790,354
Portland General Electric Co.	247,370	9,615,272
PPL Corp.	209,540	7,346,472
Xcel Energy, Inc.	199,240	7,614,953

		38,138,396

Independent Power and Renewable Electricity Producers—0.5%
AES Corp.	682,690	6,485,555

Multi-Utilities—4.6%
Alliant Energy Corp.	192,530	12,579,910
Ameren Corp.	425,280	19,103,577
Avista Corp.	283,820	10,509,855
DTE Energy Co.	116,000	9,861,160
MDU Resources Group, Inc.	212,610	3,588,857

		55,643,359

	Shares	Value
Water Utilities—1.5%
American Water Works Co., Inc.	270,660	$17,568,541

Total Common Stocks (Cost $1,179,411,245)		1,175,675,276

Investment Company—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[3,4] (Cost $32,550,257)	32,550,257	32,550,257
Total Investments, at Value (Cost $1,211,961,502)	100.6%	1,208,225,533
Net Other Assets (Liabilities)	(0.6)	(6,722,760)

Net Assets	100.0%	$1,201,502,773

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	October 30,	Gross	Gross	Shares
	2015[a]	Additions	Reductions	January 29, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	18,716,295	70,226,834	56,392,872	32,550,257

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$32,550,257	$3,806

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

4  OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

5  OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

6  OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

7  OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$140,689,615	$—	$—	$140,689,615
Consumer Staples	83,136,339	—	—	83,136,339
Energy	86,526,592	—	—	86,526,592
Financials	330,257,049	—	—	330,257,049
Health Care	81,441,747	—	—	81,441,747
Industrials	122,791,730	—	—	122,791,730
Information Technology	142,508,736	—	—	142,508,736
Materials	70,487,617	—	—	70,487,617
Utilities	117,835,851	—	—	117,835,851
Investment Company	32,550,257	—	—	32,550,257

Total Assets	$1,208,225,533	$—	$—	$1,208,225,533

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees

8  OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

9  OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,214,125,145

Gross unrealized appreciation	$126,730,519
Gross unrealized depreciation	(132,630,131)

Net unrealized depreciation	$(5,899,612)

10  OPPENHEIMER MID CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016